Exhibit 10.1

PARI PASSU INTERCREDITOR AGREEMENT

This PARI PASSU INTERCREDITOR AGREEMENT (this “Agreement”), dated as of September __, 2025, is by and among (1) JEFFREY E. EBERWEIN, in its capacity as Collateral Agent (as defined below) for the 2024 Debentureholders (as defined below) (the “First Collateral Agent”) and (2) KENT LINDEMUTH, in its capacity as Collateral Agent (as defined below) for the 2025 Debentureholders (as defined below) (the “Second Collateral Agent” and, together with the First Collateral Agent, the “Collateral Agents”).

R E C I T A L S

WHEREAS, PERMEX PETROLEUM CORPORATION, a corporation formed under the laws of the British Columbia (“Borrower”), has entered into those certain 10.00% Senior Secured Convertible Debenture Agreements, each dated November 1, 2024 (as amended, restated, supplemented or otherwise modified from time to time, collectively, the “2024 Debentures”), by and among the Borrower, those certain holders to the 2024 Debentures (the “2024 Debentureholders”), whereby the 2024 Debentureholders made certain loans (the “2024 Debenture Loans”) to the Borrower;

WHEREAS, in connection with the 2024 Debenture Loans, the Borrower and the First Collateral Agent entered into that certain Security Agreement, dated as of November 1, 2024 (as amended, restated, supplemented or otherwise modified from time to time, the “First Loan Security Agreement”) and certain other Transaction Documents (as defined in the 2024 Debentures) (collectively, as amended, restated, supplemented or otherwise modified from time to time, the “First Loan Documents”);

WHEREAS, pursuant to the First Loan Security Agreement, the Borrower has granted to the First Collateral Agent a security interest in certain collateral of the Borrower (the “Collateral”);

WHEREAS, the Borrower has issued those certain 10.00% Senior Secured Convertible Debenture Agreements, each dated July 11, 2025 (as amended, restated, supplemented or otherwise modified from time to time, collectively, the “2025 Debentures”), those certain holders to the 2025 Debentures (the “2025 Debentureholders” and, together with the 2024 Debentureholders, the “Debentureholders”), whereby the 2025 Debentureholders made certain loans (the “2025 Debenture Loans”; and together with the 2024 Debenture Loans, the “Loans”) to the Borrower;

WHEREAS, in connection with the 2025 Debenture Loans, the Borrower and the Second Collateral Agent entered into that certain Security Agreement, dated as of July 11, 2025 (as amended, restated, supplemented or otherwise modified from time to time, the “Second Loan Security Agreement”) and certain other Transaction Documents (as defined in the 2025 Debentures) (collectively, as amended, restated, supplemented or otherwise modified from time to time, the “Second Loan Documents” and together with the First Loan Documents, the “Loan Documents”); and

WHEREAS, the Collateral Agents wish to enter into this Agreement to set forth their understandings and agreements regarding their respective rights and priorities with respect to the Loans and the Collateral and any proceeds thereof.

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NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and the mutual covenants and promises set forth herein, each of the parties to this Agreement agrees as follows:

Section I. DEFINITIONS; INTERPRETATION.

1.01. Definitions. Capitalized terms used but not defined herein shall have the meanings ascribed thereto in the Loan Documents, as applicable. As used in this Agreement:

(a) “Debtor Relief Laws” means the Bankruptcy Code (as defined in the First Loan Security Agreement), and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief laws of the United States or other applicable jurisdictions from time to time in effect.

1.02. Headings. Headings in this Agreement are for convenience of reference only and are not part of the substance hereof or thereof.

1.03. Plural Terms. All terms defined in this Agreement in the singular form shall have comparable meanings when used in the plural form and vice versa.

1.04. Conflicts. In the event of a conflict between the terms of this Agreement and the terms of the Loan Documents and any agreements executed in connection therewith, the terms of this Agreement shall control.

1.05. Other Interpretive Provisions. References in this Agreement to any document, instrument or agreement shall (a) include all exhibits, schedules and other attachments thereto, (b) include all documents, instruments or agreements issued or executed in replacement thereof, and (c) mean such document, instrument or agreement, or replacement or predecessor thereto, as amended, modified and supplemented from time to time and in effect at any given time. The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The words “include” and “including” and words of similar import when used in this Agreement shall not be construed to be limiting or exclusive.

Section II. COLLATERAL, REMEDIES AND OTHER AGREEMENTS.

2.01. Priority of Liens and Claims. Except as set forth herein, the Collateral Agents, for the benefit of the respective Debentureholders, hereby agree that the Liens granted to each of the Collateral Agents under the Loan Documents and any claims of the Collateral Agents relating thereto shall be treated, as among the Collateral Agents, as having equal priority and shall at all times be shared by the Collateral Agents as provided herein regardless of any claim or defense (including any claims under the fraudulent transfer, preference or similar avoidance provisions of applicable bankruptcy, insolvency or other applicable laws affecting the rights of creditors generally) to which any Collateral Agent may be entitled or subject.

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2.02. Prohibition on Contesting Liens. Each of the Collateral Agents agree that it shall not (and hereby waives any right to) contest or support any third-party in contesting, in any proceeding (including any insolvency or liquidation proceeding), the perfection, priority, validity or enforceability of a Lien held by or for the benefit or on behalf of any Collateral Agent in the Collateral; provided that nothing in this Agreement shall be construed to prevent or impair the rights of any Collateral Agent to enforce this Agreement. Notwithstanding the foregoing, to the extent any Lien or claim of a Collateral Agent is successfully challenged or determined to be subordinate through efforts by any third-party without support from the other Collateral Agent on account of such Collateral Agent’s insider status or otherwise, the Liens and claims of such other Collateral Agent shall be unaffected by such challenge or subordination. In such event, the Liens and claims of any remaining Collateral Agent shall be treated as valid and not subject to pari passu treatment to the extent, and only to the extent, a court of competent jurisdiction makes such a determination consistent with the foregoing sentence and such determination shall impact the amount, validity or priority of any remaining Collateral Agent’s Liens or claims.

2.03. Custody of Collateral. If any Collateral Agent acquires custody, control or possession of any Collateral then such Collateral Agent shall hold such Collateral in trust for the benefit of both Collateral Agents, for the benefit of the respective Debentureholders.

2.04. Additional Collateral. None of the Collateral Agents shall accept a security interest in, or a Lien on, any collateral for any Loan, unless the relevant grantor has previously or simultaneously has or simultaneously will, grant a security interest or Lien in favor of each other Collateral Agent securing the obligations of the Borrower under the Loan Documents held by such other Collateral Agent.

2.05. Amendment of Loan Documents. The First Collateral Agent may not amend or modify the First Loan Documents without the written consent of the Second Collateral Agent, on behalf of itself and the 2025 Debentureholders, and the Second Collateral Agent may not amend or modify the Second Loan Documents without the written consent of the First Collateral Agent, on behalf of itself and the 2024 Debentureholders.

2.06. General Applicability. This Agreement shall be applicable both before and after the commencement of any insolvency or liquidation proceeding involving the Borrower, including, without limitation, the filing of any petition by or against the Borrower under any Debtor Relief Laws and all converted or subsequent cases in respect thereof, and all references herein to the Borrower shall be deemed to apply to the trustee for the Borrower as debtor-in-possession. The relative rights of the Collateral Agents in or to any distributions from or in respect of any Collateral or proceeds of Collateral shall continue after the institution of any such proceeding involving the Borrower, including, without limitation, the filing of any petition by or against the Borrower under any Debtor Relief Law and all converted cases and subsequent cases, on the same basis as prior to the date of such institution, subject to any court order approving the financing of, or use of cash collateral by, the Borrower as debtor-in-possession, or any other court order affecting the rights and interests of the Collateral Agents not in conflict with this Agreement. This Agreement shall constitute a subordination agreement for the purposes of Section 510(a) of Title 11 of the United States Code, as amended from time to time and any successor statute and all rules and regulations promulgated thereunder and shall be enforceable in any insolvency or liquidation proceeding in accordance with its terms.

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Section III. MISCELLANEOUS.

3.01. Third Party Beneficiaries. Nothing expressed in or to be implied from this Agreement is intended to give, or shall be construed to give, any person (including the Borrower), other than the Collateral Agents and their permitted successors and assigns hereunder, any benefit or legal or equitable right, remedy or claim under or by virtue of this Agreement or under or by virtue of any provision herein.

3.02. Notices. All notices and other communications provided for herein, (including any modifications of, or waivers or consents under this Agreement) shall be sent by (a) telecopy with receipt of appropriate confirmation (by voice or otherwise), (b) registered or certified mail with return receipt requested (postage prepaid), or (c) a recognized overnight delivery service (with charges prepaid) to the intended recipient at the address for notices specified on Schedule 1 attached hereto or at such other address as shall be designated by such party in a notice to each other party. Except as otherwise provided in this Agreement, all such notices and other communications shall be deemed to have been duly given when actually received.

3.03. Amendments; Waivers. Any term, covenant, agreement or condition of this Agreement, may be amended or waived if such amendment or waiver is in writing and is signed by both of the Collateral Agents.

3.04. Successors and Assigns.

(a) Binding Effect. This Agreement shall be binding upon and inure to the benefit of the Collateral Agents and their respective successors and assigns. Any purported assignment that does not comply with this Section 3.04 shall be null and void. Subject to the foregoing limitations, all references in this Agreement to any person shall be deemed to include all successors and permitted assigns of such person.

(b) Assignments. In connection with any assignment by any Collateral Agent (an “Assignor Secured Creditor”) to any other person (an “Assignee Secured Creditor”) of all or any portion of the Assignor’s Secured Creditor’s rights under any of the Loan Documents, such Assignor Secured Creditor shall also assign to the Assignee Secured Creditor all or such portion of such Assignor Secured Creditor’s rights and obligations under this Agreement (such an assignment to be referred to herein as an “Assignment”), and shall cause the assignee to execute and deliver to the other Collateral Agent a Counterpart Intercreditor Agreement in the form attached hereto as Exhibit A (a “Counterpart”).

3.05. Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together will constitute one and the same instrument and any of the parties hereto may execute this Agreement by signing any such counterpart.

3.06. Governing Law. This Agreement and any controversy arising out of or relating to this Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to conflict of law principles that would result in the application of any law other than the law of the State of New York.

3.07. Merger. This Agreement supersede all prior agreements, written or oral, among the parties with respect to the subject matter of this Agreement.

3.08. Partial Invalidity. If at any time any provision of this Agreement is or becomes illegal, invalid or unenforceable in any respect under any applicable law of any jurisdiction, neither the legality, validity or enforceability of the remaining provisions of this Agreement nor the legality, validity or enforceability of such provision under laws of any other jurisdiction shall in any way be affected or impaired thereby.

3.09. Jury Trial. EACH OF THE PARTIES HERETO, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY AS TO ANY ISSUE RELATING TO THIS AGREEMENT IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY LOAN DOCUMENT OR ANY OF THE TRANSACTIONS OR EVENTS REFERENCED HEREIN OR THEREIN OR CONTEMPLATED HEREBY OR THEREBY.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

FIRST COLLATERAL AGENT:

JEFFREY E. EBERWEIN, as the First Collateral Agent

	By:	/s/ Jeffrey E. Eberwein
Jeffrey E. Eberwein

SECOND COLLATERAL AGENT:

KENT LINDEMUTH, as the Second Collateral Agent

	By:	/s/ Kent Lindemuth
Kent Lindemuth

[Signature page to Pari Passu Intercreditor Agreement]

ACKNOWLEDGED AND AGREED TO BY THE BORROWER:

PERMEX PETROLEUM CORPORATION

By:	/s/ Bradley Taillon
Name:	Bradley Taillon
Title:	CEO

ACKNOWLEDGED AND AGREED TO BY THE DEBENTUREHOLDERS:

Bradley Taillon, as a 2024
Debentureholder

By:	Bradley Taillon
Bradley Taillon

Jeffrey E. Eberwein, as a 2024
Debentureholder

By:	/s/ Jeffrey E. Eberwein
Jeffrey E. Eberwein

John R. Peckham, as a 2024
Debentureholder

By:	/s/ John R. Peckham
John R. Peckham

Justin Law, as a 2024
Debentureholder

By:	/s/ Justin Law
Justin Law

[Signature page to Pari Passu Intercreditor Agreement]

Kent Lindemuth, as a 2024
Debentureholder

By:	/s/ Kent Lindemuth
Kent Lindemuth

Ramnarain Jaigobind, as a 2024
Debentureholder

By:	/s/ Ramarain Jaigobind
Ramnarain Jaigobind

JP Exploration, LLC, as a 2024
Debentureholder

By:	Jason L. Pickerell
Name:	Jason L. Pickerell
Title:	Member

FREX GmbH, as a 2024
Debentureholder

By:	./s/ Frederick Reimann
Name:	Frederick Reimann
Title:	Managing Director

Kent Lindemuth, as a 2025
Debentureholder

By:	/s/Kent Lindemuth
Kent Lindemuth

Schedule 1

Notice Information

(a) if to the First Collateral Agent, at:

Jeffrey E. Eberwein

4 Lockwood Avenue

Old Greenwich, CT 06870, USA

Attention: Jeffrey E. Eberwein

E-mail: je@lonestarvm.com

(b) If to the Second Collateral Agent, at:

Kent Lindemuth

4350 NW Green Hills Place

Topeka, KS 66618, USA

Attention: Kent Lindemuth

E-mail: kentlindemuth@icloud.com

EXHIBIT A

COUNTERPART TO PARI PASSU INTERCREDITOR AGREEMENT

IN WITNESS WHEREOF, the undersigned has caused this Counterpart to Pari Passu Intercreditor Agreement, dated as of _________, 20__ (this “Counterpart”), to be duly executed and delivered by its duly authorized officer. Upon execution and delivery of this Counterpart to the other Collateral Agent, the undersigned shall be a Collateral Agent under the Pari Passu Intercreditor Agreement and shall be as fully a party to the Pari Passu Intercreditor Agreement as if such Collateral Agent were an original signatory thereto.

[NAME OF SECURED CREDITOR]

By:
Name:
Title:

[Notice Information for purpose of the Pari Passu Intercreditor Agreement is as follows:]